North American Insurance Leaders, Inc. Acquisition of the Business of Deep South August 2007 * * * * * * * * * * * * Exhibit 99.2

This presentation is intended to provide up-dated information for the shareholders of NAIL and is not intended to be a request for your vote on the transaction at the Shareholder’s meeting that will consider the transaction. A stockholder meeting will be announced to obtain stockholder approval for the transactions. NAO intends to file with the Securities and Exchange Commission a proxy statement and other relevant materials in connection with the transaction. Such proxy statement will be made available to NAO’s stockholders and will constitute the method by which we can request your vote on the transaction. NAO’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION, NAO AND DEEP SOUTH. Investors and stockholders may obtain free copies of these materials (when they are available) and other documents filed with the SEC at the SEC’s website at www.sec.gov. A free copy of the proxy statement when it becomes available may also be obtained from North American Insurance Leaders, Inc. at 885 Third Avenue, 31st Floor, New York, New York 10022.

NAO, Deep South and their respective officers and directors may be deemed to be participants in the solicitation of proxies from NAO’s stockholders with respect to the transaction. Investors and stockholders may obtain more detailed information regarding the direct and indirect interests of NAO, Deep South and their respective officers and directors in the proposed transaction by reading NAO’s proxy statement, which will be filed with the SEC.

North American Insurance Leaders, Inc.
Forward-Looking Statements
This presentation may include forward-looking statements. These forward-looking statements include comments with respect to our objectives and strategies, and the results of our operations and business.
By their nature, however, these forward-looking statements involve numerous assumptions, risks, uncertainties and opportunities, both general and specific. The risk exists that these statements may not be fulfilled. Investors should not place undue reliance on these forward-
looking statements as a number of factors could cause future company results to differ materially from these statements.
Potential risks and uncertainties include fluctuations in interest rates and stock indices;
cyclical changes in our business; increased competition on the basis of commissions or other factors; developments in the financial or capital markets; the loss of key personnel or the inability to recruit additional personnel; changes in the availability, cost or quality of insurance capacity; severe weather conditions; changes in our relationships with the agencies and agents that distribute our products; and a decline in Praetorian’s financial ratings. The foregoing list is not exhaustive.
When relying on forward-looking statements to make decisions, investors should carefully consider the aforementioned factors as well as other uncertainties and events.
Investors and stockholders may obtain more detailed information regarding the direct and indirect interests of NAO, Deep South and their respective officers and directors in the proposed transaction by reading NAO’s
proxy statement, which will be filed with the SEC.

Overview of the Transaction * * * * *

North American Insurance Leaders, Inc.
Overview of the Transaction
On August 10, 2007,  North American Insurance Leaders, Inc. (AMEX: NAO), a special purpose acquisition corporation, announced the signing of a definitive agreement to acquire the business of Deep South (“Deep South”), one of the largest managing general insurance agencies in the United States
Under the terms of the agreement, NAO will acquire Deep South for an initial payment of an estimated $110 million.  The initial payment will be equal to 5.94x pro forma EBITDA for
2007. The initial payment will be comprised of approximately 83% cash and 17% shares of
NAO common stock
Deep South stockholders will have the additional opportunity to receive up to approximately
$65 million in cash and stock through an earn out arrangement based on the future financial performance of Deep South over the two years following closing
David J. Disiere, Founder of Deep South, has entered into a two-year employment agreement and a five year non-compete with the company
The combined company will continue to trade on the American Stock Exchange and will be headquartered in Dallas, Texas

North American Insurance Leaders, Inc.
Key Transaction Terms
Est. Closing Price:
$109.9 million
Cash - $90.7 million (83%)
Stock - $19.2 million (17%)
Closing Payment Adjustment:
The closing payment will be adjusted to equal 5.94x pro forma
EBITDA for the year ended December 31, 2007 (“Governing
EBITDA”)
Year 1 Earn Out Payment:
Up to +/- $32.5 million. To achieve the maximum payment,
2008 EBITDA to exceed 125% of Governing EBITDA ($23.1
million). Earn out starts at 93% of Governing EBITDA
Year 2 Earn Out Payment:
Up to +/- $32.5 million. To achieve the maximum payment,
2009 EBITDA to exceed 150% of Governing EBITDA ($27.8
million). Earn out starts at 107% of Governing EBITDA

North American Insurance Leaders, Inc.
Key Transaction Terms (continued)
Board Representation:
David Disiere to nominate two members to the Board
Anticipated Closing:
By the end on the first quarter of 2008

North American Insurance Leaders, Inc.
Deep South is a Leading Managing General Agency Focused on
Commercial Auto Insurance
Exceptional niche commercial auto insurance program
–
$224 million of premiums produced in 2006
–
Sells through over 2,000 retail agents principally across the Sunbelt
–
Concentrates on less competitive small account niche
–
Underwrites policies and administers claims for long term carrier partner
–
Value added loss control inspection program provides incremental fees
–
Unique, proactive claims handling focused on early settlement
Highly profitable commission and fee based revenue model
–
Average pro forma EBITDA margin of 27.2% over the past five years
–
Deep South management has identified potential cost savings
–
Profit commissions allow Deep South to share in underwriting results
Strong management team
–
David Disiere committed for two years
–
Anticipate announcing a new Chief Executive Officer shortly

North American Insurance Leaders, Inc.
Deep South has Excellent Growth Prospects
Strong historic growth
–
2002 –
2006 net revenue growth of 21.9%
–
Six-month 2007 net revenue growth of 16.8%
–
2002 –
2006 pro forma EBITDA growth of 18.9%
Well positioned for robust growth into medium term
–
Softening rate environment favors MGA growth as many carriers turn to MGAs for incremental written premium
Outstanding platform for accelerated growth through:
–
New products (Gulf property initiative)
–
Geographic diversification (Florida, California)
–
Additional underwriting capacity from current and new carriers
–
Acquisitions in fragmented MGA market
–
Flexibility to convert to insurer at opportune point in insurance cycle

North American Insurance Leaders, Inc.
Purchase Price Represents Attractive Valuation
Upfront consideration to pro forma EBITDA of 5.94x compares favorably to comparable transactions
Negotiated transaction –
not an auction process
(1) Excludes potential earn-out payments.
Source: Company documents and KBW estimates
Average EBITDA Acquisition Multiples for Selected Insurance Broker
and Insurance Service Company Transactions
7.2x
8.9x
9.2x
8.9x
3.0x
5.0x
7.0x
9.0x
11.0x
2004 2005 2006 2007
Initial purchase
price multiple (1)
–
5.94x

North American Insurance Leaders, Inc.
Deep South’s Growth and Margin Compare Favorably to
Publicly-Traded Peers
($ in millions) Enterprise Value LTM EBITDA
Market LTM EBITDA Price/Earnings EPS Growth EBITDA Growth Margin
Value (8/9/07) Revenue LTM 2007E 2008E LTM 2007E 2008E '07-08E LT Margin '05-06 2006
Company ($mm) (x) (x) (x) (x) (x) (x) (x) (%) (%) (%) (%) (%)
Insurance Brokers
Brown & Brown Inc. 3,894 4.4 10.9 10.5 9.3 21.3 19.8 18.5 7.1 15.0 40.1 13.0 38.9
A.J. Gallagher & Co. 2,962 1.8 13.3 10.7 8.9 23.4 17.8 18.2 (2.3) 10.4 13.5 (4.2) 16.4
National Financial Partners 2,048 2.0 14.5 13.8 11.5 20.5 17.2 14.5 18.2 16.0 14.1 14.4 13.7
Hilb Rogal & Hobbs Co. 1,681 2.3 8.6 8.2 7.6 20.3 18.7 17.2 9.0 11.8 26.4 5.3 26.8
Median 2,505 2.2 12.1 10.6 9.1 20.9 18.2 17.7 8.1 13.4 20.3 9.1 21.6
Deep South
(1)
10.8 29.3
(1) Represents pro forma results. See slide 23 for pro forma adjustments.
Source: SNL Datasource, FactSet, KBW Research, Bloomberg, company press releases, earnings call transcripts and respective company SEC filings.

North American Insurance Leaders, Inc.
Insiders Will Have Strong Incentive to Create Value
(1) Based on treasury stock method at an assumed trust value per share as of December 31, 2007 of $8.00.  Assumes no redemption by NAO shareholders.
(2) Assumes shares valued at $8.00.
Insiders will own approximately 30% of the pro forma company
Share Analysis
Fully Diluted Ownership %
Amount (mm)
Amount
(1)
(mm)
Basic
Fully Diluted
(1)
Public Shares Outstanding 14.4 14.4 70.6% 58.5%
NAO Initial Holder Shares 3.6 3.6 17.6% 14.6%
Shares Issued to Deep South in Transaction
(2)
2.4 2.4 11.8% 9.8%
Total Shares 20.4 20.4 100.0% 82.9%
Total Warrants Outstanding 16.8 4.2 17.1%
Total Shares and Warrants Outstanding 37.1 24.6 100.0%

Overview of Deep South * * * * * *

North American Insurance Leaders, Inc.
Overview of Deep South
Founded in 1967
Leading MGA focused on commercial auto insurance
–
Full service distributor of commercial insurance products
–
Operates in 24 states
Approximately 400 employees located in eleven offices
Products marketed through over 2,000 independent agents
$224 million of premium produced in 2006
Highly profitable with a pro forma EBITDA margin of 29.3% in 2006

North American Insurance Leaders, Inc.
Program Profile
Full-service distributor providing underwriting, claims management and administrative services
Specializes in the less competitive, small owner/operator market segment
–
Average annual premium per policy of approximately $16,300
Loss ratio of 65% for the 2006/2007 treaty period
In 2006, approximately 64% of premium written on non-admitted paper
–
The non-admitted market provides more flexibility on rate and form
Praetorian, a group of insurance companies owned by QBE, provides risk-bearing capacity to Deep South
–
Three year agreement executed in conjunction with the transaction
15% participation in underwriting results of the business going forward

North American Insurance Leaders, Inc.
Geographic Footprint
Deep South currently produces business through nine regional offices and is in the process of opening additional locations in Phoenix and Los Angeles
•
Dallas, TX – Corporate
Office
•
Little Rock, AR
•
Shreveport, LA
•
Cincinnati, OH
•
Nashville, TN
•
Atlanta, GA
•
Miami, FL
•
Denver, CO
•
Albuquerque, NM
•
Phoenix, AZ
•
Los Angeles, CA

16 North American Insurance Leaders, Inc. Lines of Business 2006 Direct Premiums Produced $224 million Inland marine 6% Commercial auto 73% General liability 20% Commercial property 1%

North American Insurance Leaders, Inc.
Underwriting / Loss Control
Staff of over 50 underwriters
Nine regional offices staffed with an underwriting manager
Focus on local and intermediate usage vehicles
–
Less than 500 mile radius
–
Over 95% of commercial auto policies in 2006
Proprietary hybrid coding tool
Each account is inspected by a loss control engineer within 60 days of binding a policy
–
Underwriters have the ability to cancel accounts post inspection
–
Non-refundable fee charged for inspection services

North American Insurance Leaders, Inc.
Claims
Aggressive claims management, resulting in loss mitigation and cost containment
Quick strike team provides 24/7 on-site emergency response
Adjusters average approximately 75 cases, well below industry norms
Claims staff includes seven lawyers and three physicians
Special investigative unit to examine potential fraudulent claims
Claims management services billed to Praetorian on an hourly basis

Deep South Financial Review * * * * * * *

North American Insurance Leaders, Inc.
Financial Overview
Prudent top line growth
Focus on loss ratio
Incremental fee income through loss control inspection fees
Claims management fees billed on an hourly basis
Low expense base

North American Insurance Leaders, Inc.
Significant Revenue Growth
% Growth 7.7%           12.8%        13.6%       25.6%      14.7%          NA            12.8%
$41.0
$46.2
$52.5
$65.9
$75.6
$32.5
$36.7
$0
$20
$40
$60
$80
2002 2003 2004 2005 2006 6M 2006 6M 2007
Note: Results include claims management operations.

North American Insurance Leaders, Inc.
High Profit Margin
Deep South produced an average pro forma EBITDA margin (net of commissions paid to retail agents) of 27.2% over the past five years
Note: Results include claims management operations.
29.9%
21.2%
25.6%
30.1%
29.3%
10.0%
15.0%
20.0%
25.0%
30.0%
35.0%
2002 2003 2004 2005 2006

North American Insurance Leaders, Inc.
Historical Financial Results
($ in thousands)
Year ended December 31,
2002 2003 2004 2005 2006
Gross Premiums Written 169,459 $ 189,255 $ 208,248 $ 231,886 $ 223,791 $
Revenues
Commissions 31,759 34,182 39,734 48,181 51,236
Loss control fees 5,698 7,490 8,767 9,979 9,962
Claims management fees 3,031 4,124 3,514 7,975 13,865
Investment income 181 100 158 198 511
Other 288 296 295 (456) -
Total revenues 40,956 46,192 52,468 65,878 75,575
Expenses
Commission expense 17,007 18,787 20,777 22,975 22,648
Operating expense 16,806 22,327 24,716 31,988 37,833
Total expenses 33,813 41,114 45,492 54,963 60,482
EBITDA 7,143 5,077 6,975 10,915 15,093
EBITDA Margin (net revenues) 29.8% 18.5% 22.0% 25.4% 28.5%
Pro Forma EBITDA Adjustments
Corporate jet expense
(1)
- 728 1,080 1,506 2,789
One-time revenue item
(2)
- - - - (4,025)
Legal and professional fees
(1)
11 2 50 494 453
Total pro forma adjustments 11 730 1,130 1,999 (782)
Pro Forma EBITDA 7,154 5,808 8,105 12,914 14,311
Pro Forma EBITDA Margin (net revenues) 29.9% 21.2% 25.6% 30.1% 29.3%
(1) Non-GAAP measure. Represents expenses that will no longer be a part of the business going forward.
(2) Represents a one-time payment from Praetorian for claims services performed in prior years.

Summary * * * * *

North American Insurance Leaders, Inc.
Outlook and Opportunities
State expansion and new product offerings
–
Opening regional offices in Phoenix and Los Angeles in 2007
–
Coastal property book of business
Hire new underwriting teams
–
Trucking team from AIG hired in 2007
Potential to increase profit share participation

North American Insurance Leaders, Inc.
Summary
Deep South has built a leading commercial lines managing general agent
The company has produced attractive margins while maintaining underwriting discipline
Transaction structured with proper incentives
Deep South management is confident about existing growth prospects
NAO’s
expertise positions the company for growth through acquisition